AFL-CIO HOUSING INVESTMENT TRUST

Electchester Housing
Companies

Queens, NY

The AFL-CIO Housing Investment Trust (HIT) helped to refinance and rehabilitate the historic Electchester Housing Companies, five limited dividend housing cooperatives located in the New York City neighborhood of Flushing, Queens. Occupying 103 acres, the 38-building residential development has 2,399 co-op units as well as a school, retail and commercial services, playgrounds, and gardens. Built between 1953 and 1966, the property was in need of major capital improvements. The HIT funding was provided to support a utility system conversion from oil to gas, electrical repairs, façade and roofing work, and upgrades to plumbing and sprinkler systems. The HIT financing was also used to retire and restructure existing debt to maintain affordability at Electchester.

The HIT provided $49 million for the project in October 2012 through five seperate 18-month direct loans, one to each of the five housing cooperatives that make up Electchester community. The loans allowed Electchester to refinance its existing above-market financing, which provided a significant savings, and to begin critical repairs on the aging buildings that will also reduce operating costs by making the housing more energy-efficient.

The HIT worked closely with the leadership of the Electchester Housing Companies on the project, which was financed as part of the HIT’s workforce housing initiative, which started in New York City in 2009.

Electchester Housing Companies were established in 1949 by Harry Van Arsdale, Jr., the first president of the merged New York City Central Labor Council and one-time treasurer of the International Brotherhood of Electrical Workers. Van Arsdale worked with the Joint Industry Board of the Electrical Industry to purchase the land on which the residential development would be built in order to provide quality affordable housing for members of IBEW Local 3, as well as to create union construction jobs in the post-World War II era.

PROJECT
DESCRIPTION

HIT ROLE

SOCIAL IMPACT

ABOUT THE HIT

By investing in energy-saving capital improvements and preserving affordability at Electchester, the HIT helped to sustain a vital urban community that is home to nearly 5,500 people, many of whom are members of or associated with IBEW Local 3 or other unions.

HIT’s investment helps to maintain affordability at these limited dividend co-ops for the term of the mortgage.

All on-site construction work was performed under collective bargaining agreements with local building and construction trades unions, generating an estimated 175 union construction jobs.*

*Job and economic benefit figures in this report are calculated using an IMPLAN input-output model developed by Pinnacle Economics, Inc.

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Ave, NW    Suite 200
Washington D.C. 20037
T: 202-331-8055 | F: 202-331-8190 | www.aflcio-hit.com

9/2018